TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE DESC	NEXT CALL DATE	COUPON PCT	BANK PAR
03/02/2020	3130A4CH3	03/04/2020	03/14/2025	03/14/2020	Non-Callable		Fixed Constant		2.375	$27,100,000
03/02/2020	3130A7PH2	03/04/2020	03/08/2024	03/08/2020	Non-Callable		Fixed Constant		1.875	$7,000,000
03/02/2020	3130AJC64	03/09/2020	09/09/2022	09/09/2020	Optional Principal Redemption	American	Fixed Constant	06/09/2020	1.24	$50,000,000
03/02/2020	3130AJC72	03/09/2020	06/09/2026	06/09/2020	Optional Principal Redemption	American	Fixed Constant	06/09/2020	1.72	$70,000,000
03/02/2020	3130AJC80	03/09/2020	06/09/2028	06/09/2020	Optional Principal Redemption	American	Fixed Constant	06/09/2020	1.89	$50,000,000
03/02/2020	3130AJC98	03/10/2020	03/10/2031	09/10/2020	Optional Principal Redemption	American	Fixed Constant	06/10/2020	2.1	$20,000,000
03/02/2020	3130AJCE7	03/04/2020	03/04/2021	06/04/2020	Non-Callable		Variable Single Index Floater			$500,000,000
03/02/2020	313378CR0	03/04/2020	03/11/2022	03/11/2020	Non-Callable		Fixed Constant		2.25	$7,000,000
03/02/2020	313382AX1	03/04/2020	03/10/2023	03/10/2020	Non-Callable		Fixed Constant		2.125	$7,000,000
03/03/2020	3130A4CH3	03/05/2020	03/14/2025	03/14/2020	Non-Callable		Fixed Constant		2.375	$4,000,000
03/03/2020	3130A7BA2	03/05/2020	03/13/2026	03/13/2020	Non-Callable		Fixed Constant		2.375	$2,500,000
03/03/2020	3130A7PH2	03/05/2020	03/08/2024	03/08/2020	Non-Callable		Fixed Constant		1.875	$1,000,000
03/03/2020	3130AJ4B2	03/05/2020	03/12/2027	09/12/2020	Non-Callable		Fixed Constant		1.625	$1,000,000
03/03/2020	3130AJCH0	03/11/2020	12/11/2023	06/11/2020	Optional Principal Redemption	American	Fixed Constant	06/11/2020	1.375	$50,000,000
03/03/2020	3130AJCJ6	03/11/2020	12/11/2025	06/11/2020	Optional Principal Redemption	American	Fixed Constant	06/11/2020	1.65	$95,000,000
03/03/2020	3130AJCK3	03/12/2020	03/12/2035	09/12/2020	Optional Principal Redemption	American	Fixed Constant	06/12/2020	2.375	$40,000,000
03/03/2020	3130AJCL1	03/10/2020	09/10/2027	09/10/2020	Optional Principal Redemption	American	Fixed Constant	06/10/2020	1.83	$60,000,000
03/03/2020	3130AJCM9	03/11/2020	03/11/2022	09/11/2020	Optional Principal Redemption	American	Fixed Constant	06/11/2020	1.15	$110,000,000
03/03/2020	3130AJCP2	03/10/2020	03/10/2045	09/10/2020	Optional Principal Redemption	American	Fixed Constant	06/10/2020	2.58	$25,000,000
03/03/2020	313378CR0	03/05/2020	03/11/2022	03/11/2020	Non-Callable		Fixed Constant		2.25	$2,000,000
03/03/2020	313382AX1	03/05/2020	03/10/2023	03/10/2020	Non-Callable		Fixed Constant		2.125	$2,000,000

Exhibit 99.1

Schedule A

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.